Exhibit (10)(l)* to Report
                               on Form 10-K for Fiscal
                              Year Ended June 30, 1995
                           by Parker-Hannifin Corporation



                  Parker-Hannifin Corporation 1996 Target Incentive
                               Bonus Plan Description



              *Numbered in accordance with Item 601 of Regulation S-K.

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      PARKER-HANNIFIN CORPORATION 1996 TARGET INCENTIVE BONUS PLAN



A. Payments earned under the Bonus Plan depend upon the Company's performance against a pre-tax return on average assets (ROAA) schedule which is based upon the Fiscal Year 1996 operating plan.

B. The payout under the Plan ranges from 15% to 150% of each participant's target award, with 100% payout set at achievement of fiscal year 1996 planned ROAA.

C. Any payout pursuant to the Plan that will result in the exceedance of the $1 million cap on the tax deductibility of executive compensation will be deferred until such time in the earliest subsequent fiscal year that such cap will not be exceeded.

D. Participants: All of the executive officers of the Company, plus Group Presidents who are not executive officers.

E.    Fiscal year 1996 Planned ROAA:  17.1%


           ROAA Payout Schedule

       FY96             Percentage of Target
       ROAA                 Award Paid*

      < 4.4%                     0
        4.4%                    30%
        6.4%                    40%
        8.3%                    50%
       10.2%                    60%
       12.0%                    70%
       12.4%                    72%
       13.7%                    80%
       15.4%                    90%
       17.1%                   100%
       17.9%                   113%
       18.9%                   125%
       19.7%                   138%
       20.6%                   150%

   * Fiscal year 1996 ROAA less than 12.4% will reduce the amount paid by 50%.



F.    ROAA will not include the impact of:

      1.  Environmental costs in excess of planned amounts

      2.  Acquisitions\divestitures

      3.  Currency gains or losses